Dreyfus
Worldwide Dollar
Money Market Fund, Inc.



SEMIANNUAL REPORT April 30, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                         Dreyfus
                                                                Worldwide Dollar
                                                         Money Market Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Worldwide Dollar Money Market Fund, Inc., covering the six-month period from November 1, 2001 through April 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Patricia A. Larkin.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, heightened volatility has continued to cause wide price fluctuations for stocks and bonds, and money market yields have remained near historical lows. The economic outlook may have become less uncertain, but the short-term movements of the financial markets remain impossible to predict.

Indeed, as many professionals can attest, the financial markets' directions become clearer only when viewed from a perspective measured in years, not months or weeks. Although you may become excited about the opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and our experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How did Dreyfus Worldwide Dollar Money Market Fund, Inc. perform during the period?

During the six-month period ended April 30, 2002, the fund produced an annualized yield of 1.88% which, taking into account the effects of compounding, created an annualized effective yield of 1.89% .(1)

What is the fund's investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. When managing the fund, we generally closely monitor the outlook for economic growth and inflation, follow overseas developments and consider the posture of the Federal Reserve Board (the "Fed") in our decision as to how to structure the fund. Based upon our economic outlook, we actively manage the fund's average maturity in looking for opportunities that may present themselves in light of possible changes in interest rates. The fund invests in a broad range of high quality, short-term money market instruments, including U.S. government securities, short-term bank obligations issued by domestic and foreign banks, asset-backed securities, U.S. dollar-denominated foreign and domestic commercial paper, repurchase agreements and U.S. dollar-denominated obligations of foreign governments. Normally, the fund invests at least 25% of its net assets in bank obligations.

What other factors influenced the fund's performance?

When the reporting period began in November 2001, the U.S. economy was in the midst of its worst performance in a decade. It would later be revealed that U.S. Gross Domestic Product ("GDP") growth contracted 1.30% in the third quarter of 2001. In this environment, the Fed cut short-term interest rates 50 basis points in November, citing
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

"heightened   uncertainty  and  concerns  about  a  deterioration   in  business
conditions both here and abroad." This was followed by a 25 basis-point cut at its December 2001 meeting.

Soon after 2002 began, however, early signs appeared suggesting that the rate of economic deterioration had slowed. In fact, it was later estimated that the U.S. economy grew at a 1.40% annual rate during the fourth quarter of 2001, driven primarily by consumer spending. Buoyed by the economy's apparent gains, the Fed held the federal funds rate steady at 1.75% during its January 2002 meeting. Positive economic data accumulated in February, including reports of increased manufacturing activity and strong consumer spending.

The Fed indicated at its March meeting that an economic recovery was apparently underway and that the risks of recession and inflation were evenly balanced. With this pronouncement, the Fed signaled that its aggressive rate-cutting campaign was complete.

What is the fund's current strategy?

As we have for some time now, we have maintained a longer weighted average maturity than those of the fund's peer group. This strategy is designed to capture higher yields and maintain them for as long as we deem practical.

Recently, the market has scaled back expectations regarding when the Fed may raise interest rates. Although the economy grew at a robust 5.60% rate in 2002's first quarter, recent data indicate that the second quarter's growth rate will be lower and the economic recovery will be more uneven than previously thought. Questions regarding the sustainability of the economic expansion are likely to keep the Fed on hold until a clearer picture emerges. In addition, the unemployment rate has risen, suggesting that businesses are continuing to reduce costs through layoffs and putting in doubt the continued strength of consumer spending.

As always, we are monitoring the economy closely, and we may look to change our strategies as economic and market conditions develop.

May 15, 2002

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2002 (Unaudited)



                                                                                            Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--35.3%                                             Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Abbey National PLC (Yankee)

   2.37%, 12/31/2002                                                                         50,000,000               49,990,089

Alliance & Leicester PLC (London)

   2.10%, 10/17/2002                                                                         50,000,000               50,002,322

Bayerische Hypo-und Vereinsbank AG (Yankee)

   1.81%, 10/22/2002                                                                         25,000,000  (a)          24,998,808

Bayerische Landesbank Girozentrale (Yankee)

   1.81%, 6/25/2002                                                                          10,000,000  (a)           9,999,701

Canadian Imperial Bank of Commerce (Yankee)

   4.32%, 5/31/2002                                                                          20,000,000               19,999,920

Commerzbank AG (Yankee)

   1.82%, 5/10/2002                                                                          50,000,000  (a)          49,999,815

Credit Agricole Indosuez S.A. (Yankee)

   1.81%, 6/26/2002                                                                          25,000,000  (a)          24,999,240

Credit Agricole Indosuez S.A. (Yankee)

   2.15%, 10/31/2002                                                                         35,000,000               35,003,076

Deutsche Bank AG (Yankee)

   3.70%, 10/4/2002                                                                          10,000,000                9,999,583

Dresdner Bank AG (Yankee)

   2.20%, 11/14/2002                                                                         50,000,000               49,986,549

Halifax PLC (London)

   2.27%, 9/30/2002                                                                          50,000,000               49,981,227

National Australia Bank (London)

   4.05%, 5/29/2002                                                                          15,000,000               15,001,156

Norddeutsche Landesbank Girozentrale (London)

   3.80%, 7/29/2002                                                                          10,000,000               10,000,238

Swedbank (Yankee)

   2.50%, 10/21/2002                                                                         10,000,000               10,000,000

Westdeutsche Landesbank Girozentrale (London)

   4.24%, 5/17/2002                                                                          25,000,000               25,000,000

Wilmington Trust Co.

   2.00%, 11/7/2002                                                                          25,000,000               25,023,278

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $459,985,002)                                                                                               459,985,002
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--16.5%
------------------------------------------------------------------------------------------------------------------------------------

Bank of Ireland

   2.00%, 8/6/2002                                                                           60,000,000               59,678,930


                                                                                            Principal
COMMERCIAL PAPER (CONTINUED)                                                               Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GE Capital International Funding Inc.

   1.96%, 8/20/2002                                                                          19,000,000               18,886,348

General Electric Capital Corp.

   2.08%, 11/25/2002                                                                         50,000,000               49,407,779

UBS Finance Delaware LLC

   1.90%, 5/1/2002                                                                           50,000,000               50,000,000

Wyeth

   1.91%, 7/26/2002                                                                          37,500,000               37,329,792

TOTAL COMMERCIAL PAPER

   (cost $215,302,849)                                                                                               215,302,849
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--32.8%
-----------------------------------------------------------------------------------------------------------------------------------

Bear Stearns Cos. Inc.

   1.91%, 5/7/2002                                                                           37,250,000  (a)          37,251,555

Beta Finance Inc.

   4.10%, 6/12/2002                                                                          25,000,000  (b)          24,999,856

Beta Finance Inc.

   1.85%, 6/17/2002                                                                          30,000,000  (a,b)        30,000,000

CC (USA) Inc.

   1.85%, 7/9/2002                                                                           26,000,000  (a,b)        26,000,000

K2 (USA) LLC

   1.85%, 7/25/2002                                                                          60,000,000  (a,b)        60,000,000

Lehman Brothers Holdings Inc.

   2.08%, 4/4/2003                                                                           50,000,000  (a)          50,161,099

Lehman Brothers Holdings Inc.

   2.90%, 5/15/2003                                                                           9,240,000                9,618,622

Liberty Lighthouse US Capital Company, LLC

   1.86%, 7/9/2002                                                                           30,000,000  (a,b)        30,000,000

Links Finance LLC

   3.76%--4.01%, 7/15/2002--8/27/2002                                                        60,000,000  (b)          60,003,015

Merrill Lynch & Co. Inc.

   4.27%, 5/3/2002                                                                           50,000,000               50,000,000

Sigma Finance Inc.

   3.82%, 7/2/2002                                                                           25,000,000  (b)          25,000,000

Sigma Finance Inc.

   1.85%, 7/16/2002                                                                          25,000,000  (a,b)        25,000,000

TOTAL CORPORATE NOTES

   (cost $428,034,147)                                                                                               428,034,147

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                            Principal
PROMISSORY NOTES--4.6%                                                                     Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group Inc.

  2.00%--2.20%, 6/10/2002--11/4/2002

   (cost $60,000,000)                                                                        60,000,000  (c)          60,000,000
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--8.4%
------------------------------------------------------------------------------------------------------------------------------------

National City Bank

   1.80%, 7/19/2002                                                                          50,000,000  (a)          50,000,000

National City Bank

   2.25%, 1/14/2003                                                                          10,000,000               10,000,000

U.S. Bank N.A.

   1.81%, 1/13/2003                                                                          50,000,000  (a)          50,000,000

TOTAL SHORT-TERM BANK NOTES

   (cost $110,000,000)                                                                                               110,000,000
------------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--10.3%
------------------------------------------------------------------------------------------------------------------------------------

Danske Bank (Grand Cayman)

   1.78%, 5/1/2002                                                                           67,000,000               67,000,000

State Street Bank & Trust Co. (Grand Cayman)

   1.81%, 5/1/2002                                                                           67,362,000               67,362,000

TOTAL TIME DEPOSITS

   (cost $134,362,000)                                                                                               134,362,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,407,683,998)                                                          107.9%            1,407,683,998

LIABILITIES LESS, CASH AND RECEIVABLES                                                           (7.9%)            (104,047,460)

NET ASSETS                                                                                       100.0%            1,303,636,538

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECUTITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT APRIL 30,
     2002, THESE SECURITIES AMOUNTED TO $281,002,871 OR 21.6% OF NET ASSETS.

(C)  THESE NOTES WERE ACQUIRED FOR INVESTMENT, NOT WITH THE INTENT TO DISTRIBUTE
     OR SELL.  SECURITIES  RESTRICTED AS TO PUBLIC RESALE. THESE SECURITIES WERE
     ACQUIRED BETWEEN 1/8/2002 AND 3/11/2002 AT A COST OF $60,000,000.  AT APRIL
     30, 2002, THE AGGREGATE  VALUE OF THESE  SECURITIES WAS $60,000,000 OR 4.6%
     OF NET ASSETS AND ARE VALUED AT AMORTIZED COST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        1,407,683,998  1,407,683,998

Interest receivable                                                  11,632,842

Prepaid expenses                                                         38,132

                                                                  1,419,354,972
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           676,183

Cash overdraft due to Custodian                                     114,720,253

Accrued expenses                                                        321,998

                                                                    115,718,434
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,303,636,538
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,303,631,333

Accumulated net realized gain (loss) on investments                       5,205
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,303,636,538
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(25 billion shares of $.001 par value Common Stock authorized)    1,303,631,333

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     17,505,314

EXPENSES:

Management fee--Note 2(a)                                            3,339,317

Shareholder servicing costs--Note 2(b)                               2,003,279

Directors' fees and expenses--Note 2(c)                                 97,323

Custodian fees                                                          54,679

Prospectus and shareholders' reports                                    38,820

Professional fees                                                       25,242

Registration fees                                                       21,487

TOTAL EXPENSES                                                       5,580,147

Less--reduction in management fee due to
  undertaking--Note 2(a)                                             (571,173)

NET EXPENSES                                                         5,008,974

INVESTMENT INCOME--NET                                              12,496,340
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                 221,740

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                12,718,080

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2002           Year Ended
                                              (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         12,496,340            59,937,617

Net realized gain (loss) from investments         221,740                81,406

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   12,718,080            60,019,023
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (12,496,340)         (59,937,617)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               3,374,288,212        4,255,313,255

Dividends reinvested                            9,286,313           56,347,326

Cost of shares redeemed                    (3,428,224,049)      (4,273,218,997)

INCREASE (DECREASE)IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (44,649,524)          38,441,584

TOTAL INCREASE (DECREASE) IN NET ASSETS       (44,427,784)          38,522,990
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,348,064,322        1,309,541,332

END OF PERIOD                               1,303,636,538        1,348,064,322

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                 Six Months Ended
                                   April 30, 2002                                           Year Ended October 31,
                                                               ---------------------------------------------------------------------
                                       (Unaudited)             2001            2000            1999            1998         1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                        1.00             1.00            1.00            1.00            1.00         1.00

Investment Operations:

Investment income--net                        .009             .044            .055             .046            .049         .049

Distributions:

Dividends from
   investment
   income--net                              (.009)            (.044)          (.055)          (.046)           (.049)       (.049)

Net asset value,
   end of period                              1.00             1.00            1.00            1.00             1.00         1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                           1.88(a)             4.51            5.65            4.52             5.05         5.02
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                       .75(a)               .75            .75             .75              .75          .75

Ratio of net
   investment income
   to average net assets                   1.87(a)              4.43           5.47            4.45             4.95         4.90

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                  .09(a)               .06            .12             .12              .18          .14
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                           1,303,637          1,348,064      1,309,541       1,528,030       1,571,336    1,667,835

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund' s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of the Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional colleteral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $217,000 available for Federal income tax purposes to be applied against future net securities profits realized subsequent to October 31, 2001. If not applied, $137,000 of the carryover expires in fiscal 2004, $79,000 expires in fiscal 2005 and $1,000 expires in fiscal 2008.


At April 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from November 1, 2001 through April 30, 2002 to reduce the management fee paid by the fund, if the fund' s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .75 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $571,173 during the period ended April 30, 2002.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2002, the fund was charged $1,048,072 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2002, the fund was charged $620,940 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.



16

              For More Information

                        Dreyfus Worldwide Dollar
                        Money Market Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  762SA0402